Equity	12 Months Ended
Dec. 31, 2022
Equity [Abstract]
EQUITY
NOTE 18:-	EQUITY

a.	The Ordinary shares of the Company are listed on the NASDAQ Global Select Market in the United States and are traded on the Tel-Aviv Stock Exchange in Israel.

b.	Accumulated other comprehensive income (loss):

	December 31,
	2021	2022
Accumulated foreign currency translation adjustments	9,238	(6,585)
Accumulated unrealized gain on derivative instruments, net	26	26
Total other comprehensive income (loss)	$9,264	$(6,559)

c.	Dividend distribution policy

On August 9, 2017, the Company’s Board of Directors decided to amend the dividend distribution policy announced in 2012. According to the Company’s amended policy, each year the Company will distribute a dividend of up to 75% of its annual distributable profits. The Company’s Board of Directors may at its discretion and at any time, change, whether as a result of a one-time decision or a change in policy, the rate of dividend distributions and/or decide not to distribute a dividend, all at its discretion.

On March 8, 2021, the Company declared a dividend distribution of $ 0.21 per share ($ 10,297 in the aggregate) which was paid on April 7, 2021. On August 12, 2021, the Company declared a dividend distribution of $ 0.23 per share ($ 11,480 in the aggregate) which was paid on September 14, 2021.

On March 2, 2022, the Company declared a dividend distribution of $ 0.216 per share ($ 10,612 in the aggregate) which was paid on April 7, 2022. On August 11, 2022, the Company declared a dividend distribution of $ 0.29 per share ($ 14,237 in the aggregate) which was paid on September 13, 2022.

On March 9, 2023, the Company declared a dividend distribution of $0.3 per share ($14,728 in the aggregate), see also Note 24.